Exhibit 99.1
American Railcar Industries, Inc. June 2011

Forward Looking Disclaimer Agile Responsive Innovative Safe Harbor Statement This presentation contains statements relating to our expected financial performance and/or future business prospects, events and plans that are forward-looking statements. Forward-looking statements represent the Company's estimates and assumptions only as of the date of this presentation. Such statements include, without limitation, any financial or other information included herein based upon or otherwise incorporating judgments or estimates based upon future performance or events, statements regarding our strategic objectives and long-term strategies, statements regarding our joint ventures, statements regarding potential improvements in the railcar industry, the potential for increased order activity, anticipated future production rates and any implication that the Company's backlog may be indicative of future revenue. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from the results described in or anticipated by our forward-looking statements. Other potential risks and uncertainties include, among other things: the impact of the recent economic downturn, adverse market conditions and restricted credit markets, and the impact of the continuation of these conditions; our reliance upon a small number of customers that represent a large percentage of our revenues and backlog; the health of and prospects for the overall railcar industry; our prospects in light of the cyclical nature of the railcar manufacturing business and the current economic environment; anticipated trends relating to our shipments, leasing, revenues, financial condition or results of operations; our ability to manage overhead and variations in production rates; the highly competitive nature of the railcar manufacturing industry; fluctuating costs of raw materials, including steel and railcar components and delays in the delivery of such raw materials and components; fluctuations in the supply of components and raw materials the Company uses in railcar manufacturing; anticipated production schedules for our products and the anticipated financing needs, construction and production schedules of our joint ventures; risks associated with international operations and joint ventures; the international economic and political risks related to our joint ventures' current and potential international operations; the risk of lack of acceptance of our new railcar offerings by our customers and the risk of initial production costs for our new railcar offerings being significantly higher than expected; the risk of the lack of customers entering into new railcar leases; the sufficiency of our liquidity and capital resources; the conversion of our railcar backlog into revenues; compliance with covenants contained in our unsecured senior notes; the impact and anticipated benefits of any acquisitions we may complete; the impact and costs and expenses of any litigation we may be subject to now or in the future; the ongoing benefits and risks related to our relationship with Mr. Carl Icahn (the chairman of our board of directors and, through his holdings of Icahn Enterprises LP, our principal beneficial stockholder) and certain of his affiliates; and the additional risk factors described in our filings with the Securities and Exchange Commission. We expressly disclaim any duty to provide updates to any forward-looking statements made in this presentation, whether as a result of new information, future events or otherwise.

Leadership Agile Responsive Innovative James Cowan - President and CEO Chief Executive Officer since April 2009 Executive Vice President and Chief Operating Officer from December 2005 - April 2009 32 years of industry experience President and COO - Maverick Tube Corporation President and CEO - Vall0urec & Mannesmann

Our senior operations management team has an average of over 25 years of relevant industry experience Management Team Agile Responsive Innovative Leadership

More than half of the North American Fleet is Tank and Covered Hopper Railcars The total North American Railcar Fleet was 1,516,840 railcars as of 3/31/11. By Railcar Type as of 12/31/2010 By Service Status as of 3/31/2011 Agile Responsive Innovative Source: Global Insight Freight Car Outlook and AAR Rail Time Indicators (CHART) (CHART)

Age of Fleet will Drive Replacement Demand Average Age of North American Fleet By Railcar Type as of 3/31/2011 Agile Responsive Innovative Source: Global Insight Freight Car Outlook (CHART)

Replacement and Growth Drive Tank and Hopper Demand Forecasted New Railcar Deliveries By Year (2011 through 2016) and Railcar Type as of 3/31/2011 Agile Responsive Innovative Note: Amounts in 000's Source: Global Insight Freight Car Outlook (CHART)

Cyclical Industry Trends Note: Amounts in 000's Source: Global Insight Freight Car Outlook Agile Responsive Innovative (CHART) Shipments of New Freight Railcars

Industry Trends (CHART) (CHART) (CHART) (CHART) Note: We have product offerings for intermodal railcar and aluminum coal railcars in addition to our core business of covered hoppers and tanks. Covered Hopper Delivery Trends Tank Car Delivery Trends Intermodal Delivery Trends Aluminum Coal Car Delivery Trends Agile Responsive Innovative Note: Amounts in 000's Source: Global Insight Freight Car Outlook.

Freight Railcar Market Overview Our Company's main focus is in the two largest segments of the railcar industry: covered hopper and tank railcars, which accounted for 66% of the new freight railcars delivered in the 12 months ended March 31, 2011. Industry Railcar Backlog as of 3/31/2011 Industry Railcar Deliveries TTM 3/31/2011 Agile Responsive Innovative Source: ARCI 1st Quarter Reporting Statistics (CHART) (CHART)

Key Railcar Markets Hopper Railcars - Largest product segment of new shipments in the railcar industry. Product offerings include carbon steel or stainless steel railcars that can carry: Plastic pellet Grain (including DDG) Cement Frac sand Food service Potash Tank Railcars - Second largest product segment of new shipments in the railcar industry. Product offerings include general service, pressurized, coiled, lined and insulated and capable of transporting: Chemicals Propane Ethanol Asphalt Corn Syrup Crude Oil Agile Responsive Innovative

Other Railcar Markets Agile Responsive Innovative Food (Pressureaide(r)) Intermodal Well Iron Ore Mill Gondola Coal

ARI Today Agile Responsive Innovative ARI's Footprint

Main Facilities Strategic locations Near customers and major rail lines Flexible and vertically integrated facilities Produce multiple railcar types Painting/lining capabilities Rolling mill and fabrication plant Non-union workforce Ability to change manpower quickly to control cost Railcar Components Wheel and axle assembly plant Tank head press Component manufacturing facilities with extensive railcar component product line Aluminum and steel foundry plants Axle Manufacturing Joint Venture (Axis, LLC) Castings Joint Venture (Ohio Castings, LLC) Agile Responsive Innovative Flexible Railcar Manufacturing Plants Component Manufacturing Plants

Vertically Integrated Supply Chain Provides ARI Cost Savings Manufacture valves, discharge outlets, manway covers, and valve body castings for industrial and railroad customers Maintain extensive joint venture and other strategic sourcing arrangements Ohio Castings, LLC (ARI 33% owner) Joint venture that has the capability to manufacture bolsters, sideframes, couplers and yokes Axis, LLC (ARI 42% owner) Joint venture that manufactures railcar axles Agile Responsive Innovative

Agile Responsive Innovative Freight Railcar Joint Ventures Axle manufacturing joint venture Produces axles for use worldwide ARI owns 42% Located next to ARI's Paragould railcar facility Castings Manufacturing Joint Venture Capability to produce sideframes, bolsters and other railcar components ARI owns 33% Located in Alliance, Ohio Axis, LLC Ohio Castings, LLC

International Joint Venture Indian Railcar Manufacturing Joint Venture ARI owns 50% Facility is under construction G 93 certification and production of the first prototype expected in late 2011 Agile Responsive Innovative Amtek Railcar Industries, Private Limited

Complementary Railcar Services to Diversify Revenue Mix Integrated offering provides ARI with insights into customers' needs and a revenue stream not dependent on railcar production cycle Railcar repair & refurbishment light/heavy railcar repairs exterior painting interior lining and cleaning safety valve testing railcar inspections wheel and axle replacement railcar certification Railcar fleet management services mileage accounting rolling stock taxes regulatory compliance engineering services online service access maintenance planning Corporate Headquarters Full service Shops Mini Shop/Mobile Units Agile Responsive Innovative ARI Railcar Services Offering Repair Locations

Monthly Operation Meetings Shared Best Practices Flexible Mfg. Facilities Internal Source of Components High Quality Products & Services Processes Providing Customer Solutions Open communication among executives, management and plant personnel allows for efficient operations and all employees striving to achieve one common goal of providing a high quality product or service that exceeds our customers' expectations. Agile Responsive Innovative

Growth History

Agile Responsive Innovative

2006

- January IPO
- Purchase of Custom Steel
- Fabrication facility at Paragould
- Capacity expansion at Marmaduke

2007

- New Flexible railcar production line at Marmaduke
- Formed Axis, LLC Joint Venture for axle manufacturing

2008

- Wheel & Axle Assembly Shop
- Tank Head Press
- Formed Joint Venture for India railcar production
- Record Revenue of $800 million, record EBITDA* and record railcar shipments of nearly 8,000

2009

- Sarnia Repair paint and lining shop expansion
- Longview Repair tank railcar lining shop expansion
- Start up of Axis, LLC Joint Venture

2010

- India Joint Venture facility construction
- Production of iron ore railcars

* Please see reconciliation of net earnings to EBITDA on exhibit A.

Growth Projects Agile Responsive Innovative India Joint Venture construction is progressing Leasing of ARI railcars Indian Railways Research Designs & Standards Organization railcar design and development Russian Engineering Design contract 2011

Objectives and Long-Term Strategies Agile Responsive Innovative

2008 Records Revenues Railcar Shipments EBITDA* plus...... Growth and Cost Reduction Initiatives Agile Responsive Innovative * Please see reconciliation of net earnings to EBITDA on exhibit A. 2008 2008 2010 2009 2010 2010 2010 2011 2011

Agile Responsive Innovative (CHART) Our Financial History Revenue ($mil) Segment Revenue (2010) EBITDA ($mil) * CAPEX ($mil) (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A.

Agile Responsive Innovative (CHART) Quarterly Financial Comparison Revenue ($mil) Segment Revenue (Q1 2011) EBITDA ($mil) * CAPEX ($mil) (CHART) (CHART) (CHART) *Adjusted to exclude short-term investment activity and stock based compensation expense. Please see reconciliation of net earnings to EBITDA on Exhibit A.

2005 2006 2007 2008 2009 2010 Net earnings (loss) $ 14,768 $ 35,204 $ 37,264 $ 31,382 $ 15,458 $ (27,006) Income tax expense (benefit) 9,356 20,752 22,104 18,403 6,568 (14,795) Interest expense 4,846 1,372 17,027 20,299 20,909 21,275 Interest income (1,658) (1,504) (13,829) (7,835) (6,613) (3,519) Depreciation 6,807 10,674 14,085 20,148 23,405 23,597 EBITDA $ 34,119 $ 66,498 $ 76,651 $ 82,397 $ 59,727 $ (448) Expense related to stock option compensation $ - $ 8,116 $ 1,628 $ 109 $ - $ - Expense (income) related to stock appreciation rights compensation - - 299 (47) 1,174 5,358 Gain on asset conversion, net - (4,323) - - - - Retirement benefit plan expense 10,911 - - - - - Other income on short-term investment activity - - - (3,657) (20,858) (379) Adjusted EBITDA $ 45,030 $ 70,291 $ 78,578 $ 78,802 $ 40,043 $ 4,531 Exhibit A - EBITDA Reconciliation Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Net loss $ (7,023) $ (5,882) $ (6,252) $ (7,849) $ (5,329) Income tax benefit (4,396) (3,683) (3,890) (2,826) (3,266) Interest expense 5,321 5,319 5,316 5,319 5,335 Interest income (730) (769) (1,058) (962) (916) Depreciation 5,915 5,986 5,876 5,820 5,766 EBITDA $ (913) $ 971 $ (8) $ (498) $ 1590 Expense related to stock appreciation rights compensation 700 121 1,532 3,005 2,148 Other income on short-term investment activity (81) (298) - - - Adjusted EBITDA $ (294) $ 794 $ 1,524 $ 2,507 $ 3,738 Annual Reconciliation Quarterly Reconciliation In Thousands, unaudited Agile Responsive Innovative

EBITDA represents net earnings (loss) before income tax expense (benefit), interest expense (income), net of depreciation of property, plant and equipment. The Company believes EBITDA is useful to investors in evaluating ARI's operating performance compared to that of other companies in the same industry. In addition, ARI's management uses EBITDA to evaluate operating performance. The calculation of EBITDA eliminates the effects of financing, income taxes and the accounting effects of capital spending. These items may vary for different companies for reasons unrelated to the overall operating performance of a company's business. EBITDA is not a financial measure presented in accordance with U.S. generally accepted accounting principles (U.S. GAAP). Accordingly, when analyzing the Company's operating performance, investors should not consider EBITDA in isolation or as a substitute for net earnings (loss), cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Adjusted EBITDA represents EBITDA before stock based compensation expense (income) related to stock options, restricted stock grants and stock appreciation rights (SARs), before gains or losses on investments, before a gain on asset conversion related to the involuntary replacement of assets and before charges incurred in connection with the Company's retirement benefit plan separation agreement. We believe that Adjusted EBITDA is useful to investors evaluating our operating performance, and management also uses Adjusted EBITDA for that purpose. Our SARs (which settle in cash) are revalued each period based upon changes in our stock price. Management believes that eliminating the expense (income) associated with the above items allows us and our investors to understand better our operating results independent of those items. Adjusted EBITDA is not a financial measure presented in accordance with U.S. GAAP. Accordingly, when analyzing our operating performance, investors should not consider Adjusted EBITDA in isolation or as a substitute for net (loss) earnings, cash flows from operating activities or other statements of operations or statements of cash flow data prepared in accordance with U.S. GAAP. Our calculation of Adjusted EBITDA is not necessarily comparable to that of other similarly titled measures reported by other companies. Exhibit A - EBITDA Reconciliation Agile Responsive Innovative

Key Investment Considerations Increasing International Presence Quality Leader Flexible Manufacturing Established Largest Freight Railcar Segments Skilled Railcar Mfg. Workforce Agile Responsive Innovative Agile Responsive Innovative

AGILE - Begin with a half century old car of riveted construction and a manual chain operated gate mechanism. RESPONSIVE - Utilize state-of-the-art 3D computer modeling to confirm the design, perform stress analysis and ensure ease of manufacturing. INNOVATIVE - Build and deliver a production run of a modern car of welded construction and an automatic gate operating system.

INNOVATIVE Agile Responsive Innovative AGILE Responsive A R I